Exhibit 99.2

News Release

RAYONIER ANNOUNCES TIMBERLAND DISPOSITIONS TOTALING $495 MILLION
•Four separate transactions comprising ~91,000 acres in Oklahoma and ~109,000 acres in Washington
•Aggregate sale value represents multiple of 45x three-year average EBITDA*
•Transactions capitalize on public-private valuation disparity and generate significant proceeds for de-leveraging and return of capital to shareholders
•Pro forma Net Debt to pro forma Adjusted EBITDA* expected to decline to ~2.8x

WILDLIGHT, Fla. – November 6, 2024 – Rayonier Inc. (NYSE:RYN) today announced completed and pending timberland dispositions totaling ~200,000 acres for an aggregate purchase price of $495 million (~$2,475/acre) as part of its previously announced asset disposition and capital structure realignment plan. The dispositions consist of approximately 91,000 acres in Southeast Oklahoma and 109,000 acres on the Olympic Peninsula in Northwest Washington. The properties were sold through four separate transactions to high-caliber institutional investors. Three of these transactions (comprising ~75% of total proceeds) have already closed during the fourth quarter, and the remaining transaction is expected to close before the end of the year.
The dispositions align with the Company’s previously stated goal of enhancing shareholder value by capitalizing on the disconnect between public and private timberland values and reducing leverage amid a higher interest rate environment. These initiatives further improve the Company’s competitive positioning by divesting less strategic assets and concentrating capital in markets with the strongest cash flow attributes and most favorable long-term growth prospects. The aggregate sale price of $495 million represents an implied EBITDA multiple of 45x trailing three-year average EBITDA* (i.e., 2022-2024E). The Company has already used $90 million of the proceeds to pay down its only unhedged floating rate debt. The remaining proceeds will be used to further reduce the Company’s leverage, return capital to shareholders, and/or fund other capital allocation priorities. Following the dispositions, the Company expects that pro forma Net Debt to pro forma Adjusted EBITDA* will decline to approximately 2.8x. The Company expects to make a special distribution associated with the dispositions—details of which will be announced by year-end.
“I’m very pleased with how our team is executing our strategy to create value for shareholders as well as right-size our leverage to the current market environment,” said Mark McHugh, President and Chief Executive Officer. “Since introducing our Initiatives to Enhance Shareholder Value last November, we have now completed or announced pending timberland dispositions totaling $737 million—roughly three-quarters of our original $1 billion target. Consistent with our goals when we announced the plan, these asset sales have allowed us to capitalize on the public-private disconnect in timberland values, reduce the Company’s leverage, return capital to shareholders, and improve the Company’s competitive positioning and long-term growth profile.”

About Rayonier
Rayonier is a leading timberland real estate investment trust with assets located in some of the most productive softwood timber growing regions in the United States and New Zealand. As of September 30, 2024, Rayonier
1 Rayonier Way, Wildlight, FL 32097 904-357-9100

owned or leased under long-term agreements approximately 2.7 million acres of timberlands located in the U.S. South (1.84 million acres), U.S. Pacific Northwest (417,000 acres) and New Zealand (411,000 acres). More information is available at www.rayonier.com.

Forward-Looking Statements –
Certain statements in this press release regarding anticipated financial outcomes including Rayonier’s earnings guidance, if any, business and market conditions, outlook, expected dividend rate, Rayonier’s business strategies, expected harvest schedules, timberland acquisitions and dispositions, the anticipated benefits of Rayonier’s business strategies and other similar statements relating to Rayonier’s future events, developments or financial or operational performance or results, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate,” “believe,” “intend,” “project,” “anticipate” and other similar language. However, the absence of these or similar words or expressions does not mean that a statement is not forward-looking. While management believes that these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements.

The following important factors, among others, could cause actual results or events to differ materially from those expressed in forward-looking statements that may have been made in this document: the cyclical and competitive nature of the industries in which we operate; fluctuations in demand for, or supply of, our forest products and real estate offerings, including any downturn in the housing market; entry of new competitors into our markets; changes in global economic conditions and world events, including the war in Ukraine and heightened tensions in the Middle East; business disruptions arising from public health crises and outbreaks of communicable diseases; fluctuations in demand for our products in Asia, and especially China; the uncertainties of potential impacts of climate-related initiatives; the cost and availability of third party logging, trucking and ocean freight services; the geographic concentration of a significant portion of our timberland; our ability to identify, finance and complete timberland acquisitions; changes in environmental laws and regulations regarding timber harvesting, delineation of wetlands, and endangered species, that may restrict or adversely impact our ability to conduct our business, or increase the cost of doing so; adverse weather conditions, natural disasters and other catastrophic events such as hurricanes, wind storms and wildfires, which can adversely affect our timberlands and the production, distribution and availability of our products; interest rate and currency movements; our capacity to incur additional debt; changes in tariffs, taxes or treaties relating to the import and export of our products or those of our competitors; changes in key management and personnel; our ability to meet all necessary legal requirements to continue to qualify as a real estate investment trust (“REIT”) and changes in tax laws that could adversely affect beneficial tax treatment; the cyclical nature of the real estate business generally; the lengthy, uncertain and costly process associated with the ownership, entitlement and development of real estate, especially in Florida and Washington, which also may be affected by changes in law, policy and political factors beyond our control; unexpected delays in the entry into or closing of real estate transactions; changes in environmental laws and regulations that may restrict or adversely impact our ability to sell or develop properties; the timing of construction and availability of public infrastructure; and the availability and cost of financing for real estate development and mortgage loans.

For additional factors that could impact future results, please see Item 1A - Risk Factors in the Company’s most recent Annual Report on Form 10-K and similar discussion included in other reports that we subsequently file with the Securities and Exchange Commission (the “SEC”). Forward-looking statements are only as of the date they are made, and the Company undertakes no duty to update its forward-looking statements except as required by law. You are advised, however, to review any further disclosures we make on related subjects in our subsequent reports filed with the SEC.

*Non-GAAP Financial Measures – To supplement Rayonier’s financial statements presented in accordance with generally accepted accounting principles in the United States (“GAAP”), Rayonier uses certain non-GAAP measures, including “cash available for distribution,” “pro forma operating income (loss),” “pro forma net income,” and “Adjusted EBITDA”. Rayonier’s definitions of these non-GAAP measures may differ from similarly titled measures used by others. These non-GAAP measures should be considered supplemental to, and not a substitute for, financial information prepared in accordance with GAAP.

Investors: Collin Mings, investorrelations@rayonier.com, 904-357-9100
Media: Alejandro Barbero, alejandro.barbero@rayonier.com

Source: Rayonier Inc